UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2006

Sun Microsystems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15086	94-2805249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4150 Network Circle Santa Clara, California	95054-1778
(Address of Principal Executive Offices)	(Zip Code)

(650) 960-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 24, 2006, Sun Microsystems, Inc. (“Sun”) issued a press release regarding Sun’s financial results for the fiscal quarter ended December 25, 2005. The full text of Sun’s press release, together with the related Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets, Condensed Consolidated Statements of Cash Flows, Non-GAAP Calculation of Net Income (Loss) Excluding Special Items and Operations Analysis—Consolidated, are attached hereto as Exhibit 99.1.

The Non-GAAP Calculation of Net Income (Loss) Excluding Special Items and the Operations Analysis contain non-GAAP presentations of net income (loss) and EPS (basic and diluted), which exclude certain items below the presentation of the GAAP presentations of net income (loss) and EPS (basic and diluted). The excluded items include restructuring charges; purchased in-process research and development; loss (gain) on equity investments, net; impairment expense; settlement income; settlement of litigation; valuation allowance on deferred tax assets; and related tax effects. Restructuring charges related to Sun’s restructuring plans, including reductions to Sun’s work force, elimination of excess facility capacity and other actions. Purchased in-process research and development, and impairment expense are primarily related to the effect of Sun’s acquisition activity. Loss (gain) on equity investments, net, shows the effect of our investment portfolio management. Settlement income is a result of our settlement with Microsoft. Settlement of litigation is a result of our settlement with Kodak.

To supplement Sun’s consolidated financial statements presented in accordance with GAAP, Sun provides non-GAAP net income (loss) and non-GAAP net income (loss) per share data. The presentation of these non-GAAP financial measures should be considered in addition to Sun’s GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

Sun’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding Sun’s performance by excluding certain charges, gains and tax effects that may not be indicative of Sun’s core business operating results. Sun believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing Sun’s performance. These non-GAAP financial measures also facilitate comparisons to Sun’s historical performance and Sun’s competitors’ operating results. Sun includes these non-GAAP financial measures because Sun believes they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Non-GAAP measures are reconciled to comparable GAAP measures in the table entitled “Non-GAAP Calculation of Net Income (Loss) Excluding Special Items” following the text of the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Text of press release issued by Sun Microsystems, Inc., dated January 24, 2006, titled “Sun Microsystems Reports Results for Second Quarter Fiscal Year 2006,” together with related Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets, Condensed Consolidated Statements of Cash Flows, Non-GAAP Calculation of Net Income (Loss) Excluding Special Items and Operations Analysis - Consolidated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2006

SUN MICROSYSTEMS, INC.

By:	/s/ Stephen T. McGowan
Stephen T. McGowan
Chief Financial Officer and Executive
Vice President, Corporate Resources